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                                                                    Exhibit 10.2
                            FIFTH AMENDMENT TO LEASE


         This FIFTH AMENDMENT TO LEASE dated as of May 14th, 2001 (this "Amendment") between RCPI LANDMARK PROPERTIES, L.L.C., a Delaware limited liability company, having an office c/o Tishman Speyer Properties, L.P., 45 Rockefeller Plaza, New York, New York 10111 ("Landlord"), and LEVIN MANAGEMENT CO., INC., a Delaware corporation, having an office at One Rockefeller Plaza, New York, New York 10020 ("Tenant").


                                 WITNESSETH:


         WHEREAS, Landlord's predecessor-in-interest, Rockefeller Center Properties, and Tenant's predecessor-in-interest, John A. Levin & Co., Inc., entered into that certain Lease dated December 20, 1993, as amended by Supplemental Indenture, dated March 2, 1995 (the "Supplemental Indenture"), the First Amendment to Lease, dated June 23, 1997 (the "First Amendment"), the Second Amendment to Lease, dated as of January 22, 1998 (the "Second Amendment"), the Third Amendment to Lease dated as of December 31, 1998 ("the "Third Amendment"), and the Fourth Amendment of Lease, dated July 18, 2000 (the "Fourth Amendment"), in respect of Space 'D' on the 3rd floor of the Building (the "Third Floor Premises"), Space 'A' on the 19th floor of the Building (the "19th Floor Premises"), Space 'A' on the 25th floor of the Building (the "25th Floor Premises") and Space 'P' on the 22nd floor of the Building (the "Storage Space" and, together with the 3rd Floor Premises, the 19th Floor Premises and the 25th Floor Premises, collectively the "Premises") of the building known as One Rockefeller Plaza, New York, New York (the "Building") (the Lease, as heretofore amended by the Supplemental Indenture, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is hereinafter called the "Original Lease").


         WHEREAS, Landlord and Tenant desire to modify the Original Lease to (i) provide for the leasing by Tenant of the entire fourth floor of the Building, designated as Space 'A', and being more particularly shown on Exhibit A attached hereto (the "4th Floor Premises"), (ii) provide for the extension of the term of the Original Lease in respect of the 19th Floor Premises and the 25th Floor Premises and (iii) otherwise modify the terms and conditions of the Original Lease, all as hereinafter set forth (the Original Lease, as modified by this Amendment, the "Lease").


         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Capitalized Terms. All capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Original Lease.


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         2. Lease of 4th Floor Premises. (a) Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, subject and subordinate to the Qualified Encumbrances, the 4th Floor Premises for a term commencing on the later to occur of (i) July 1, 2001 and (ii) the date that Landlord delivers possession of the 4th Floor Premises to Tenant (the "4th Floor Premises Commencement Date") and ending on the 2001 Extended Expiration Date (as hereinafter defined), or such earlier date upon which the term of the Lease may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law, upon all of the terms and conditions of the Original Lease, as modified by this Amendment.


         (b) Landlord shall not be liable for failure to deliver possession of the 4th Floor Premises to Tenant on any specified date, and such failure shall not impair the validity of this Amendment. Landlord shall be deemed to have delivered possession of the 4th Floor Premises to Tenant upon the giving of notice by Landlord to Tenant stating that the entire 4th Floor Premises are vacant, broom-clean, free of moveable furniture and fixtures, free of all tenancies and occupants and available for Tenant's occupancy (subject to such notice being factually correct). There shall be no postponement of the 4th Floor Premises Commencement Date for any delay in the delivery of possession of the 4th Floor Premises to Tenant that results from any Tenant Delay. The provisions of this Section 2(b) are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law or any successor Requirement. If Landlord fails to deliver vacant possession of the 4th Floor Premises in accordance with the terms of this Lease prior to December 31, 2001, as extended by any delays resulting from force majeure (the "Outside Delivery Date"), Tenant shall have the right within 30 days after the Outside Delivery Date, as its sole and exclusive remedy therefor, to cancel this Amendment by giving notice of cancellation to Landlord. If Tenant timely delivers the aforesaid cancellation notice, this Amendment shall terminate 30 days after the date of such notice, unless Landlord delivers vacant possession of the 4th Floor Premises within such 30 day period, in which case Tenant's cancellation notice shall be void and this Amendment shall continue in full force and effect. Failure by Tenant to exercise such right to cancel this Amendment within such 30-day period shall constitute a waiver of such right; time being of the essence with respect thereto.


         (c) Effective as of the 4th Floor Premises Commencement Date, Tenant shall lease the 4th Floor Premises upon all of the terms and conditions of the Original Lease, except as follows:


                  (i) The fixed rent payable under the Lease with respect to the 4th Floor Premises shall be an amount equal to (A) $1,294,784.00 per annum ($107,898.67 per month) for the period commencing on the date that is the fourth-month anniversary of the 4th Floor Premises Commencement Date (the "4th Floor Premises Rent Commencement Date") and ending on the day immediately preceding the 5th anniversary of the 4th Floor Premises Commencement Date,

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       both dates inclusive; and (B) $1,395,939.00 per annum ($116,328.25 per month) for the period commencing on the 5th anniversary of the 4th Floor Premises Commencement Date and ending on the 2001 Extended Expiration Date, both dates inclusive.

                  (ii) The 4th Floor Premises shall be deemed to consist of 20,231 rentable square feet for all purposes of the Lease.

                  (iii) Tenant shall pay all additional rent payable pursuant to the Original Lease including Article Twenty-Four thereof, except with respect to the 4th Floor Premises only, (A) the clause "110% of" in
       Section 24.1 of the Original Lease shall be deemed to be deleted in both places in which it appears, (B) the clause "110% of" in Section 24.2(b) of the Original Lease shall be deemed to be deleted in both places in which it appears, (C) the term "Base Real Estate Taxes" shall mean the R.E. Tax Share of the Real Estate Taxes for the Tax Year beginning on July 1, 2001 and ending on June 30, 2002, (D) the term "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year beginning on January 1, 2001 and ending on December 31, 2001, and (E) the term "Tenant's Area" shall mean 20,231 rentable square feet.

                  (iv) Tenant has inspected the 4th Floor Premises and agrees
       (A) to accept possession of the 4th Floor Premises in the "as is" condition existing on the 4th Floor Premises Commencement Date, (B) that neither Landlord nor Landlord's agents have made any representations or warranties with respect to the 4th Floor Premises or the Building except as expressly set forth herein, and (C) except for Landlord's Additional Contribution, (as hereinafter defined) Landlord has no obligation to perform any work, supply any materials, incur any expense or make any alterations or improvements to the 4th Floor Premises to prepare the 4th Floor Premises for Tenant's occupancy. Tenant's occupancy of any part of the 4th Floor Premises shall be conclusive evidence, as against Tenant, that (1) Tenant has accepted possession of the 4th Floor Premises in its then current condition, and (2) the 4th Floor Premises and the Building are in a good and satisfactory condition as required by this Amendment.

                  (v) Tenant shall modify, to the extent necessary, as part of its initial Alterations of the 4th Floor Premises and thereafter maintain in good order and repair, a sprinkler system and fire-alarm and life-safety system serving the 4th Floor Premises. Such modification and maintenance shall be performed by Tenant in accordance with this Lease, the rules and regulations and all Requirements. If the Fire Insurance Rating Organization or any Governmental Authority (as hereinafter defined) or any of Landlord's insurers requires or recommends any modifications or Alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire-alarm and life-safety system serving the Building or the 4th Floor Premises by reason of


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       Tenants business, or the location of the partitions, trade fixtures, or other contents of the 4th Floor Premises, Landlord (to the extent such modifications or Alterations are structural, affect any building system or involve the performance of work outside the 4th Floor Premises), or Tenant (to the extent such modifications or Alterations are nonstructural, do not affect any building system and do not involve the performance of work outside the 4th Floor Premises) shall make such modifications or Alterations, and supply such additional equipment, in either case at Tenant's expense. Landlord represents and warrants to Tenant that, as of the 4th Floor Premises Commencement Date, the sprinkler system and fire-alarm and life-safety system serving the 4th Floor Premises shall be in good working order.

            (vi) Except as provided in this Amendment, all references in the Original Lease to the "Premises" shall be deemed to include the 4th Floor Premises for all purposes of the Lease. With respect to the 4th Floor Premises only, all references in the Original Lease to "term" or "term of this Lease" or words of similar import shall be deemed to refer to the term of the leasing of the 4th Floor Premises (i.e., the portion of the term from and after the 4th Floor Premises Commencement Date).

            (vii) (x) Landlord agrees to pay to Tenant, toward payment of the cost of the work to be performed by Tenant in the Premises and/or the 4th Floor Premises (the "Additional Installations"), an amount not to exceed $445,082.00 ("Landlord's Additional Contribution"), provided that as of the date on which Landlord is required to make payment pursuant to
       Section 2(b)(vii)(y): (i) the Lease is in full force and effect, and (ii) no event of default under the Lease then exists. Tenant shall pay all costs of the Additional Installations in excess of Landlord's Additional Contribution. Landlord's Additional Contribution shall be payable solely on account of (A) labor directly related to the Additional Installations and materials delivered to the Premises or the 4th Floor Premises in connection with the Additional Installations, except that Tenant may apply up to 10% of Landlord's Additional Contribution to pay "soft costs" incurred in connection with the Additional Installations, which shall be limited to the actual architectural, consulting and engineering fees incurred by Tenant in connection therewith, (B) overtime freight elevator charges incurred by Tenant in connection with any such Additional Installations and (C) the installation of computer and telecommunications wiring, cable and conduit. Tenant shall not be entitled to receive any portion of Landlord's Additional Contribution not actually expended by Tenant in the performance of the Additional Installations in accordance with this Section 2(b)(vii)(x), nor shall Tenant have any right to apply any unexpended portion of Landlord's Additional Contribution as a credit against Rent or any other obligation of Tenant hereunder.


            (y) Landlord shall pay Landlord's Additional Contribution to Tenant following commencement of Tenant's business operations at the 4th Floor Premises and the final completion of the Additional Installations, within 30
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       days following the submission by Tenant to Landlord of a written requisition, signed by the chief financial officer of Tenant and accompanied by (i) copies of paid invoices covering all of the Additional Installations, (ii) a written certification from Tenant's architect stating that (A) the Additional Installations described on such invoices have been completed in accordance with the plans and specifications approved by Landlord, (B) such work has been paid in full by Tenant and
       (C) all contractors, subcontractors and materialmen have delivered to Tenant waivers of lien with respect to such work (copies of which shall be included with such architects certification), (iii) proof of the satisfactory completion of all required inspections and the issuance of any required approvals and sign-offs by Governmental Authorities having jurisdiction with respect thereto, (iv) certificates of final approval of such Additional Installations required by any Governmental Authority, and shall furnish Landlord with copies thereof, together with "as-built" plans and specifications for such Additional Installations prepared on an Autocad Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept) using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming convention as Landlord may accept) and magnetic computer media of such record drawings and specifications, translated into DXF format or another format acceptable to Landlord, and (v) such other documents and information as Landlord may reasonably request. The right to receive Landlord's Additional Contribution is for the exclusive benefit of Tenant, and in no event shall such right be assigned to or be enforceable by or for the benefit of any third party, including any contractor, subcontractor, materialman, laborer, architect, engineer, attorney or any other person or entity. For purposes hereof, "Governmental Authority (Authorities)" shall mean the United States of America, the City, County or State of New York or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, or any landmarks preservation agency (or other entity designated or accepted for such purpose by any Governmental Authority or landmarks preservation agency), now existing or hereafter created, having jurisdiction over the Building, the Land or the Center.


            (viii) The provisions of Article Five of the Original Lease shall be applicable to the 4th Floor Premises, except that the reference to "four watts" in the first sentence of Section 5.1 shall be deemed to be deleted and reference to "six watts" substituted therefor.


            (ix) Section 6.1(e)(ii) of the Original Lease is amended by restating the proviso at the end thereof to read in its entirety as follows:


            "; provided that in connection with any work or Alterations to be performed by Tenant in the Premises or the 4th Floor Premises after the 4th Floor Premises

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            Commencement Date, such reasonable charges shall not include a
            Landlord supervisory fee."


            (x) The second sentence of Section 6.1(e)(ix) of the Original Lease is hereby deleted.


            (xi) The following provisions of the Original Lease shall not be applicable to the leasing of the 4th Floor Premises: Section 20.2 and Articles Twenty-Seven, Thirty, Thirty-One and Thirty-Two.


            (xii) Notwithstanding anything to the contrary contained in the Lease, if in connection with the Additional Installations in respect of the 4th Floor Premises only, Requirements mandate that asbestos or asbestos containing material located within the 4th Floor Premises be abated, removed, or encapsulated, Landlord shall perform such work to comply with Requirements ("Landlord's Asbestos Work") provided (i) such work does not require abatement, encapsulation, or removal of any asbestos-containing materials located in the Building's core or perimeter, core toilets, behind perimeter heating units or in shafts, columns, beams, floor tiles, wet stacks, ceiling tile mastic or in the mechanical and fan rooms not demised to Tenant, and (ii) such Additional Installations are being performed by Tenant strictly in accordance with approved plans. Tenant shall use commercially reasonable efforts to minimize the extent of such abatement. Other than Landlord's Asbestos Work, Tenant, at its sole costs and expense, shall be solely responsible for any abatement, removal, or encapsulation that may be required to comply with any and all applicable Requirements. In the event Landlord is required to perform Landlord's Asbestos Work as aforesaid, Landlord shall perform the same following the 4th Floor Premises Commencement Date at a time to be mutually agreed upon by Landlord and Tenant. Tenant will afford Landlord and its employees, contractors and agents access to the 4th Floor Premises at all reasonable times for the performance of Landlord's Asbestos Work and for the storage of materials reasonably required in connection therewith, and Tenant will avoid any interference by Tenant, its agents, contractors, subcontractors, employees, invitees or licensees (collectively, "Tenant Parties") with the performance of such work. Upon Landlord's request, all Tenant Parties shall vacate the 4th Floor Premises during the performance of Landlord's Asbestos Work (and Landlord shall not be obligated to perform Landlord's Asbestos Work if any Tenant Party fails to do so). Tenant shall, at Tenant's sole cost and expense, remove or relocate Tenant's property in the 4th Floor Premises during the performance of Landlord's Asbestos Work so as not to interfere with the performance of Landlord's Asbestos Work and to protect same against damage or loss during the performance of Landlord's Asbestos Work (and Landlord shall not be obligated to perform Landlord's Asbestos Work if any Tenant Party fails to do so), Landlord shall have no obligation to employ contractors or labor at overtime


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       or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever. There shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no delay of the 4th Floor Premises Commencement Date, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under the Lease, and no liability on the part of Landlord, by reason of inconvenience, delay, annoyance or injury to business or to Tenant's installations (or the performance of Alterations) or Tenant's property in the Premises arising from the performance of Landlord's Asbestos Work or the storage of any materials in connection therewith. Following the completion of Landlord's Asbestos Work, Landlord shall provide Tenant with a Form ACP-5 reflecting the completion of such work.



         3. Extension of Term: Rent. (a) Landlord and Tenant hereby acknowledge and agree that the Extended Expiration Date (as defined in the Second Amendment) is January 31, 2008. The term of the Original Lease with respect to the 19th Floor Premises and the 25th Floor Premises only is hereby extended for the period (the "2001 Extension Period") commencing on February 1, 2008 (the "2001 Extension Period Commencement Date") and ending on September 30, 2011 (the "2001 Extended Expiration Date"), or such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law, upon all of the terms and conditions of the Original Lease, as modified by this Amendment. All references in the Original Lease with respect to the 19th Floor Premises and/or the 25th Floor Premises to the expiration date of "September 30, 2004" or the Extended Expiration Date shall be deemed to be references to the "2001 Extended Expiration Date" and all references to "term" or "term of this Lease or words of similar import shall be deemed with respect to the 19th Floor Premises and the 25th Floor Premises only to refer to the term of the Original Lease as extended by the 2001 Extension Period.

            (b) The fixed rent payable under the Lease for the 2001 Extension Period with respect to the 19th Floor Premises only shall be an amount equal to $1,155,312.00 per annum ($96,276.00 per month) payable at the times and in the manner specified in the Lease for the payment of Rent, provided that, notwithstanding the foregoing, Tenant shall be entitled to a credit against the first two installments of fixed rent payable as provided above, provided no default has occurred hereunder and is then continuing, of $96,276 for each such month and of $192,552 in the aggregate for such two months.

            (c) The fixed rent payable under the Lease for the 2001 Extension Period with respect to the 25th Floor Premises only shall be an amount equal to $1,221,696.00 per annum ($101,808.00 per month) payable at the times and in the manner specified in the Lease for the payment of Rent, provided that, notwithstanding the foregoing, Tenant shall be entitled to a credit against the first two installments of fixed rent payable as provided above, provided no default has occurred hereunder and

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is then continuing, of $101,808 for each such month and of $203,616 in the aggregate for such two months.


            (d) During the 2001 Extension Period with respect to the 19th Floor Premises and the 25th Floor Premises only, (i) the term "Base Real Estate Taxes" shall mean the R. E. Tax Share of the Real Estate Taxes for the Tax Year beginning on July 1, 2001 and ending on June 30, 2002 and (ii) the term "Base COM" shall mean the O.E. Share of the Cost of Operation and Maintenance for the Computation Year beginning on January 1, 2001 and ending on December 31, 2001.


            (e) The term of the Original Lease with respect to the Storage Space only is hereby extended for the period (the "Storage Space Extension Period") commencing on October 1, 2004 (the "Storage Space Extension Period Commencement Date") and ending on September 30, 2009 (the "Storage Space Extended Expiration Date"), or such earlier date upon which the term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of the Lease or pursuant to law, upon all of the terms and conditions of the Original Lease, as modifed by this Amendment. All references in the Original Lease with respect to the Storage Space or to the expiration date of "September 30, 2004" shall be deemed to be references to the "Storage Space Extended Expiration Date" and all references to "term" or "term of this Lease" or words of similar import shall be deemed with respect to the Storage Space only to refer to the term of the Original Lease as extended by the Storage Space Extension Period.


            (f) The fixed rent payable under the Lease for the Storage Space Extension Period with respect to the Storage Space only shall be an amount equal to $9,538 per annum ($794.83 per month) payable at the times and in the manner specified in the Lease for the payment of Rent.


            4. Modifications. Effective as of the date hereof, the Original Lease shall be amended as follows:

               (a) The provisions of Article Five of the Original Lease shall be applicable to the 25th Floor Premises, except that the reference to "four watts" in the first sentence of Section 5.1 shall be deemed to be deleted and reference to "six watts" substituted therefor.

               (b) Paragraph 6(e)(C) of the Second Amendment is hereby amended by deleting the reference to "June 1, 2001" contained therein and by substituting "July 1, 2004" therefor.

               (c) Section 6(k)(i) of the Original Lease is hereby amended by deleting the reference to "$3,000,000" and "$5,000,000" contained therein and by substituting "$5,000,000" and "$10,000,000" therefor, respectively.

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               (d) Section 7.2.1 of the Original Lease is amended by adding the following sentence at the end thereof:


         "Notwithstanding any provision contained in this Section 7.2.1 to the contrary, the Tenant named herein shall have the right to sublet one or more portions of the 25th Floor Premises for a term expiring no later than the 5th anniversary of the 4th Floor Premises Commencement Date in each case without any obligation, in each case, to comply with the provisions of this Section 7.2.1. Such subleases by Tenant shall not be subject to Landlord's right to terminate this Lease pursuant to Section
         7.2.2 but shall be subject to the other provisions of this Article, including Section 7.2.5."


               (e) Section 7.2.3 of the Original Lease is amended by inserting the following sentence at the end thereof:


         "The term 'Applicable Rental Rate' as used in this Article with respect to (A) the 4th Floor Premises only shall mean (x) $64.00 per annum for the period commencing on the 4th Floor Premises Commencement Date and ending on the day immediately preceding the 5th anniversary of the 4th Floor Premises Commencement Date, both dates inclusive, and (y) $69.00 per annum for the period commencing on the 5th anniversary of the 4th Floor Premises Commencement Date and ending on the 2001 Extended Expiration Date, both dates inclusive, and (B) the 19th Floor Premises and the 25th Floor Premises only shall mean $72.00 per annum during the 2001 Extension Period."


               (f) Section 7.2.5(a) of the Original Lease is hereby amended by deleting the words "either the Landlord or a subsidiary or affiliate of the Landlord" contained therein and by substituting "the Landlord" therefor.

               (g) Paragraph 7 of the First Amendment is deleted from the Lease.



               (h) The penultimate sentence of Section 13.1 of the Original Lease is deleted from the Lease.

            5. Landlord shall install new electric meters on the 4th and 25th floors of the Building to measure Tenant's consumption of electricity in the 4th Floor

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Premises and the 25th Floor Premises. Tenant shall reimburse Landlord for one-half of the cost thereof within 30 days after demand therefor and thereafter pay for the maintenance thereof.

            6. Brokerage. Each of Landlord and Tenant represents and warrants to the other that it has not dealt with any broker in connection with this Amendment other than Tishman Speyer Properties, L.P. ("TSP") and Colliers ABR, Inc. (the "Broker") and that, to the best of its knowledge, no other broker negotiated this Amendment or is entitled to any fee or commission in connection herewith. Landlord shall pay TSP and Broker any commissions which they may be due in connection with this Amendment pursuant to separate agreements. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than TSP or Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Amendment, or the above representation being false. The provisions of this Section 6 shall survive the expiration or earlier termination of the term of the Lease.


            7. Representations and Warranties. Tenant represents and warrants to Landlord that, as of the date hereof, (a) the Original Lease is in full force and effect and has not been modified except pursuant to this Amendment; (b) to the best of Tenant's knowledge, there are no defaults existing under the Lease;
(c) to the best of Tenant's knowledge, there exist no valid abatements, causes of action, counterclaims, disputes, defenses, offsets, credits, deductions, or claims against the enforcement of any of the terms and conditions of the Lease;
(d) this Amendment has been duly authorized, executed and delivered by Tenant and constitutes the legal, valid and binding obligation of Tenant; (e) Landlord has paid all amounts and performed all work required to be paid or performed under the Lease in connection with Tenant's initial occupancy of the Premises under the Lease; and (f) to the best of Tenant's knowledge, Landlord is not in default of any of its obligations or covenants under the Lease.

            8. Nondisturbance Agreement. Any subordination, nondisturbance and attornment agreement obtained pursuant to Section 13.1 of the Lease shall cover the 4th Floor Premises as well as the Premises and the Conduit License Agreement dated the same date as this Amendment between Landlord, as licensor, and Tenant, as licensee.

            9. Miscellaneous. (a) Except as set forth herein, nothing contained in this Amendment shall be deemed to amend or modify in any respect the terms of the Original Lease and such terms shall remain in full force and effect as modified hereby. If there is any inconsistency between the terms of this Amendment

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and the terms of the Original Lease, the terms of this Amendment shall be controlling and prevail.

            (b) This Amendment contains the entire agreement of the parties with respect to its subject matter and all prior negotiations, discussions, representations, agreements and understandings heretofore had among the parties with respect thereto are merged herein.

            (c) This Amendment may be executed in duplicate counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

            (d) This Amendment shall not be binding upon Landlord or Tenant unless and until Landlord shall have delivered a fully executed counterpart of this Amendment to Tenant.

            (e) This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their successors and permitted assigns.

            (f) This Amendment shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

            (g) The captions, headings, and titles in this Amendment are solely for convenience of reference and shall not affect its interpretation.



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            IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.


                                            LANDLORD:

                                            RCPI LANDMARK PROPERTIES, L.L.C.
                                            By: Tishman Speyer Properties, L.P.,
                                            its Agent

                                            By: /s/ Geoffrey P. Wharton
                                              ____________________________
                                              Geoffrey P. Wharton

                                            TENANT:

                                            LEVIN MANAGEMENT CO., INC.


                                            By: /s/ Glenn A. Aigen
                                              ____________________________
                                              Name: Glenn A. Aigen
                                              Title: SVP & CFO


The undersigned acknowledges and agrees that the terms and conditions contained in the Original Lease, as amended by the above
Amendment, are considered part of the
obligations guaranteed by the undersigned pursuant to that certain Guaranty executed on July 31, 1996, and the undersigned hereby confirms that its obligations under such Guaranty are ratified and shall remain and continue in full force and effect with respect to the Lease.


 JOHN A. LEVIN & CO.

 By: /s/ Norris Nissim
     ____________________________
     Name: Norris Nissim
     Title: VP & General Counsel

                                    EXHIBIT A


The floor plan that follows is intended solely to identify the general location of the 4th Floor Premises of the Building and should not be used for any other purpose. All areas, dimensions, and locations are approximate, and any physical conditions indicated may not exist as shown.

                                                                   See Attached

            [FLOOR PLAN SHOWING APPROXIMATE DIMENSIONS AND LOCATIONS
                      OF 4TH FLOOR PREMISES OF BUILDING.]